UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 4, 2020

Xenetic Biosciences, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-37937	45-2952962
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Speen Street, Suite 102 Framingham, Massachusetts	01701
(Address of Principal Executive Offices)	(Zip Code)

(781) 778-7720

(Registrant’s Telephone Number, including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	XBIO	The NASDAQ Stock Market LLC

Purchase Warrants	XBIOW	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 4, 2020, Xenetic Biosciences, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). Below is a summary of the proposals and corresponding votes.

1.	The Company’s stockholders approved the election of the following eight nominees with each director receiving votes as follows:

Name	For	Withheld	Broker Non-Votes
Dr. Grigory Borisenko	2,065,947	97,389	2,081,732
Dr. James Callaway	2,070,426	92,910	2,081,732
Mr. Firdaus Jal Dastoor, FCS	2,069,578	93,758	2,081,732
Mr. Jeffrey Eisenberg	2,069,749	93,587	2,081,732
Dr. Dmitry Genkin	2,065,845	97,491	2,081,732
Dr. Roger Kornberg	2,066,570	96,766	2,081,732
Mr. Adam Logal	2,070,849	92,487	2,081,732
Dr. Alexey Vinogradov	2,064,735	98,601	2,081,732

2.	The Company’s stockholders voted upon and approved the ratification of the selection of Marcum LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2020. The votes on this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
4,153,308	12,628	79,132	–

3.	The Company’s stockholders voted upon and approved, on a non-binding, advisory basis, the Company’s named executive officer compensation. The votes on this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
1,608,109	121,223	434,004	2,081,732

4.	The Company’s stockholders voted upon and approved and adopted an amendment to the Company’s Articles of Incorporation to increase the authorized number of shares of the Company’s common stock from 12,500,000 shares to 50,000,000 shares. The votes on this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
3,511,435	605,216	128,417	–

No other matters were considered or voted upon at the Annual Meeting.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENETIC BIOSCIENCES, INC.

By: /s/ James Parslow
Date: December 9, 2020	Name: James Parslow
Title: Chief Financial Officer

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